Exhibit 10.20

November 2, 2015

Newport Capital Bancorp LLC
Attn: Mr. John Vasquez
11777 San Vicente Blvd., #550
Los Angeles, CA 90049

RE:	Consulting Agreement, dated July 1, 2015, between Aegis Identity Software, Inc. and Newport Capital Bancorp LLC (“Agreement”)

Dear Mr. Vasquez,

This letter memorializes the intention of Aegis Identity Software, Inc. and Newport Capital Bancorp LLC with respect to the equity compensation set forth in Section 8 of the Agreement.  The parties agree the number of shares and the exercise price of the warrant were based on post reverse stock split calculations.  Thus, the parties acknowledge that the warrants provided for in the Agreement were intended to reflect the reverse stock split.

If Newport Capital Bancorp is in agreement, please return a signed copy of this letter to Aegis Identity.

AEGIS IDENTITY SOFTWARE, INC.

/s/ Ralph Armijo by Robert Lamvik
Ralph Armijo
Executive Chairman

ACKNOWLEDGED & AGREED:
NEWPORT CAPITAL BANCORP LLC

/s/ John Vasquez
John Vasquez
Chairman